                                                                     EXHIBIT 99

The accompanying Pro Forma information reflects the impact of both (a) the disposition of the Parts for Java business (previously reported on Form 8K dated April 22, 1999 as amended on Form 8K/A dated May 13, 1999) and (b) the sale of the SmallTalk rights and assets to Cincom Systems, Inc. The accompanying Pro Forma information shows the impact on the June 30, 1999 Condensed Combined Balance Sheet of the Cincom transaction. The Parts for Java disposition was reflected in the historical June 30, 1999 balances. The Pro Forma impact of both transactions is shown in the accompanying Condensed Consolidated Statement of Operations for the most recent fiscal year ended March 31, 1999 as well as the interim period ended June 30, 1999.

As a result of this transaction, management is reviewing the remaining ongoing expense level of the Registrant. As a result of this review additional expense reductions may occur.

                                                                      EXHIBIT 99

                                OBJECTSHARE, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF June 30, 1999
                                 (IN THOUSANDS)

                                                                                                   Pro Forma
                                                                                                  Adjustments
                                                                                                    for the
                                                                                                  Sale of the
                                                                Historical                         Smalltalk        Pro Forma
                                                                Objectshare                         Business       Objectshare
                                                               -------------                     -------------    -------------
                                                                                     Ref
                                                                                   --------

ASSETS
Current assets:
     Cash and cash equivalents                                    $  1,437            A             $    425         $  1,862
     Accounts receivable, net of allowance of
       $436 at June 30                                               2,030                                              2,030
     Royalty receivable                                                               A                  500              500
     Inventories                                                        13            B                  (13)               0
     Other current assets                                              328                                                328
                                                                  --------                          --------         --------
                Total current assets                                 3,808                               912            4,720
Property and equipment:
     Property and equipment                                          6,241            B               (1,938)           4,303
     Less accumulated depreciation                                  (5,473)           B                1,700           (3,773)
                                                                  --------                          --------         --------
                Net property and equipment                             768                              (238)             530

Other assets                                                           144            B                  (12)             132

Capitalized software                                                   522            C                 (522)               0
     Less accumulated amortization                                     (76)           C                   76                0
                                                                  --------                          --------         --------
                                                                       446                              (446)               0
                                                                  --------                          --------         --------
                Total assets                                      $  5,166                          $    216         $  5,382
                                                                  ========                          ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                             $  1,020                                           $  1,020
     Accrued compensation and related expenses                         783            B                 (280)             503
     Note payable                                                       38            B                  (38)               0
     Capital lease obligation-short term                                60            B                  (12)              48
     Other accrued liabilities                                       1,280            D                 (714)             566
     Deferred revenue                                                2,212            B               (2,159)              53
     Line of credit                                                    606                                                606
                                                                  --------                          --------         --------
                Total current liabilities                            5,999                            (3,203)           2,796
Commitments and contingencies

Capital lease obligation-long term                                      92            B                  (18)              74

Stockholders' equity:
    Common stock, $0.001 par value:
     Authorized shares - 30,000
     Issued and outstanding shares -
       12,459 at June 30                                                12                                                 12
    Additional paid-in capital                                      50,236                                             50,236
    Accumulated deficit                                            (50,949)                            3,437          (47,512)
    Accumulated other comprehensive loss                              (224)                                              (224)
                                                                  --------                          --------         --------
                Total stockholders' equity                            (925)                            3,437            2,512
                                                                  --------                          --------         --------
                Total liabilities and stockholders' equity        $  5,166                          $    216         $  5,382
                                                                  ========                          ========         ========

    A     To record Cash and Guaranteed Royalty received on the sale

    B     Assets and Liabilities transferred

    C     Writeoff Capitalized Software Costs

    D     Writeoff Deferred Revenue related to Obligations assumed by Cincom

                                OBJECTSHARE, INC.
        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE TWELVE MONTHS AND THE THREE MONTHS ENDED
                           MARCH 31, AND JUNE 30, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               Pro Forma                  Pro Forma
                                                                               Adjustments               Adjustments
                                                     Historical                  for the                  for the       Pro Forma
                                                     Objectshare               Disposition               Disposition    Objectshare
                                                    Twelve Months              of the Parts                of the      Twelve Months
                                                        Ended                    for Java                 Smalltalk        Ended
                                                       3/31/99                   Business                  Business       3/31/99
                                                    --------------            --------------            -------------  -------------
                                                                      Ref                        Ref
                                                                    --------                  --------
Net revenues:
  Service                                              $ 10,426                                   A        $ (3,755)     $  6,671
  License                                                 5,380        A         $   (269)        A          (5,111)            0
                                                       --------                  --------                  ----------------------
Total net revenues                                       15,806                      (269)                   (8,866)        6,671
Cost of net revenues:
  Service                                                 5,705                                   A          (1,668)        4,037
  License                                                 1,737        A             (220)        A          (1,517)            0
                                                       --------                  --------                  ----------------------
Total cost of net revenues                                7,442                      (220)                   (3,185)        4,037
                                                       --------                  --------                  ----------------------
Gross profit                                              8,364                       (49)                   (5,681)        2,634
Operating expenses:
  Sales and marketing                                     6,719        A             (252)        A          (2,729)        3,738
  Research and development                                3,542        A           (1,324)        A          (2,218)            0
  General and administrative                              3,281                                   A            (149)        3,132
  Restructuring costs                                      (166)                                                             (166)
                                                       --------                  --------                  ----------------------
Total operating expenses                                 13,376                    (1,576)                   (5,096)        6,704
                                                       --------                  --------                  ----------------------
Loss from operations                                     (5,012)                    1,527                      (585)       (4,070)
Interest and other income, net                              160                                                               160
                                                       --------                  --------                  ----------------------
Loss before provision / (benefit) for income taxes       (4,852)                    1,527                      (585)       (3,910)
(Benefit) / provision for income taxes                      (13)                                                              (13)
                                                       --------                  --------                  ----------------------
Net loss                                               $ (4,839)                 $  1,527                  $   (585)     $ (3,897)
                                                       ========                  ========                  ======================
Net loss per share
                                      Basic            $  (0.39)                 $   0.12                  $  (0.05)     $  (0.32)
                                    Diluted            $  (0.39)                 $   0.12                  $  (0.05)     $  (0.32)
Shares used in computing net loss
  per share
                                      Basic              12,308                                                            12,308
                                    Diluted              12,308                                                            12,308

                                                                               Pro Forma                Pro Forma
                                                                              Adjustments              Adjustments
                                                      Historical                for the                  for the         Pro Forma
                                                      Objectshare             Disposition               Disposition     Objectshare
                                                     Three Months             of the Parts                of the        Three Months
                                                        Ended                   for Java                 Smalltalk         Ended
                                                       6/30/99                  Business                  Business        6/30/99
                                                     ------------            --------------           ---------------  -------------
                                                                     Ref                       Ref
                                                                   --------                  --------
Net revenues:
  Service                                             $  2,209                                  A         $   (828)      $  1,381
  License                                                1,009        A          $   (23)       A             (986)             0
                                                       --------                  --------                  ----------------------
Total net revenues                                       3,218                       (23)                   (1,814)         1,381
Cost of net revenues:
  Service                                                1,474                                  A             (382)         1,092
  License                                                  383        A                0        A             (383)             0
                                                       --------                  --------                  ----------------------
Total cost of net revenues                               1,857                         0                      (765)         1,092
                                                       --------                  --------                  ----------------------
Gross profit                                             1,361                       (23)                   (1,049)           289
Operating expenses:
  Sales and marketing                                    1,503        A               (2)       A             (649)           852
  Research and development                                 523        A              (22)       A             (501)             0
  General and administrative                               966                                  A             (125)           841
  Restructuring costs                                        0                                                                  0
                                                      --------                  --------                  -----------------------
Total operating expenses                                 2,992                       (24)                   (1,275)         1,693
                                                      --------                  --------                  -----------------------
Loss from operations                                    (1,631)                        1                       226         (1,404)
Interest and other income, net                             452        B             (483)                                     (31)
                                                      --------                  --------                  -----------------------
Loss before provision / (benefit) for income taxes      (1,179)                     (482)                      226         (1,435)
(Benefit) / provision for income taxes                       0
                                                      --------                  --------                  -----------------------
Net loss                                              $ (1,179)                 $   (482)                 $    226       $ (1,435)
                                                      ========                  ========                  =======================
Net loss per share
                                      Basic           $  (0.09)                 $  (0.04)                 $   0.02       $  (0.12)
                                    Diluted           $  (0.09)                 $  (0.04)                 $   0.02       $  (0.12)
Shares used in computing net loss per share
                                      Basic             12,414                                                             12,414
                                    Diluted             12,414                                                             12,414

          See 8K /8KA filed on April 22 and May 12, 1999 for details of the disposition of the Parts for Java business

    A To eliminate Revenue, Cost of Net Revenue, and related Operating Expenses directly related to the businesses disposed of.

    B     To eliminate gain recorded on the transaction.